J.P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

Supplement dated April 2, 2009
to the Prospectuses dated May 1, 2008, as supplemented

At a special meeting of shareholders held on April 1, 2009, the shareholders of each of the series of J.P. Morgan Series Trust II (the “Trust”) approved the merger of each of the Trust’s series into the Acquiring Portfolios of JPMorgan Insurance Trust as listed in the following chart:

ACQUIRED PORTFOLIOS		ACQUIRING PORTFOLIOS
JPMorgan Bond Portfolio	merges with and into	JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan International Equity Portfolio	merges with and into	JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Mid Cap Value Portfolio	merges with and into	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (to be renamed JPMorgan Insurance Trust Mid Cap Value Portfolio immediately following the merger)
JPMorgan Small Company Portfolio	merges with and into	JPMorgan Insurance Trust Small Cap Equity Portfolio (to be renamed JPMorgan Insurance Trust Small Cap Core Portfolio immediately following the merger)
JPMorgan U.S. Large Cap Core Equity Portfolio	merges with and into	JPMorgan Insurance Trust Diversified Equity Portfolio (to be renamed JPMorgan Insurance Trust U.S. Equity Portfolio immediately following the merger)

Because each of the mergers has now been approved by shareholders, each of them is expected to close as of the close of business on April 24, 2009.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-STII-MER-409